SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 8, 2000

                              TII INDUSTRIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
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                            (State of Incorporation)

                 1-8048                                     66-0328885
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         (Commission File No.)                 (IRS Employer Identification No.)


        1385 Akron Street, Copiague, New York                 11726
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        (Address of Principal Executive Offices)            (Zip Code)


                                 (516) 789-5000
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               (Registrant's telephone number, including area code



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events
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                  On June 8, 2000, the Company completed a private placement of
1,800,000 units at $1.75 per unit. Each unit consisted of one share of the Company's Common Stock and one redeemable warrant of purchase one share of the Company's Common Stock at $2.79 per share between December 9, 2000 and June 8, 2004. On June 13, 2000, the Company issued the press release filed as Exhibit
99.1 to this Report with respect to the transaction.

Item 7.           Financial Statements and Exhibits
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                  (a)      Financial statements of business acquired:  None.

                  (b)      Exhibits.

                  99.1     Press Release dated June 13, 2000.



                                   SIGNATURES
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           TII INDUSTRIES, INC.



Dated:  June 14, 2000                      By: /s/ Timothy J. Roach
                                              --------------------------------
                                                  Timothy J. Roach,
                                                  President



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                                  EXHIBIT INDEX
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Exhibit No.       Description
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99.1              Press Release dated June 13, 2000.

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